Report Name - 10F-3

Fund - CGCM Core Fixed Income Investments

                                Period : 03/01/05 through 08/31/05


                                    ID : 404
                           Issuer Name : Amerigas Partners, L.P.
                            Trade Date : 04/13/05
                        Selling Dealer : CS First Boston
                Total Shares Purchased : 550,000.00
                        Purchase Price : 100
                    % Received by Fund : 0.133%
                        % of Issue (1) : 0.195%
        Other Participant Accounts (2) :         260,000.00
                      Issue Amount (2) :     415,000,000.00
          Total Received All Funds (2) :         810,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Amerigas Partners, L.P.
                            Trade Date : 04/13/05
                 Joint/Lead Manager(s) : Credit Suisse First Boston Corp
                         Co-Manager(s) : Citigroup Global Markets Inc
                                         Wachovia Capital Markets
                         Selling Group : N/A


                                    ID : 494
                           Issuer Name : Dominion Resources 4.75
					(due 12/15/10)
                            Trade Date : 06/15/05
                        Selling Dealer : Goldman Sachs
                Total Shares Purchased : 80,000.00
                        Purchase Price : 99.89
                    % Received by Fund : 0.027%
                        % of Issue (1) : 0.027%
        Other Participant Accounts (2) :                -
                      Issue Amount (2) :     300,000,000.00
          Total Received All Funds (2) :          80,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Dominion Resources (due 12/15/10)
                            Trade Date : 06/15/05
                 Joint/Lead Manager(s) : Citigroup
                                         Goldman Sachs & Co
                         Co-Manager(s) : Banc of America Securities LLC
                                         BNP Paribas
                                         BNY Capital Markets
                                         Credit Suisse First Boston Corp
                                         Hypovereinsbank
                                         Lazard LLC
                         Selling Group : N/A


                                    ID : 442
                           Issuer Name : Fannie Mae (mat=4/15/2015)
                            Trade Date : 03/29/05
                        Selling Dealer : Lehman Brothers
                Total Shares Purchased : 650,000.00
                        Purchase Price : 100
                    % Received by Fund : 0.022%
                        % of Issue (1) : 0.022%
        Other Participant Accounts (2) :                -
                      Issue Amount (2) :   3,000,000,000.00
          Total Received All Funds (2) :         650,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Fannie Mae (due 4/15/15)
                            Trade Date : 03/29/05
                 Joint/Lead Manager(s) : Citigroup
                                         Lehman Brothers
                                         UBS
                         Co-Manager(s) : Bear Stearns & Co Inc
                                         Credit Suisse First Boston Corp
                                         Deutsche Bank Securities Inc
                                         FTN Financial
                                         Goldman Sachs & Co
                                         HSBC Securities
                                         JP Morgan Securities
                                         Merrill Lynch & Co
                                         Morgan Stanley
                         Selling Group : N/A


                                    ID : 407
                           Issuer Name : Fannie Mae (mat=5.15.2007)
                            Trade Date : 04/20/05
                        Selling Dealer : Nomura Securities
                Total Shares Purchased : 1,500,000.00
                        Purchase Price : 100
                    % Received by Fund : 0.050%
                        % of Issue (1) : 0.050%
        Other Participant Accounts (2) :                -
                      Issue Amount (2) :   3,000,000,000.00
          Total Received All Funds (2) :       1,500,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Fannie Mae (due 5/15/07)
                            Trade Date : 04/20/05
                 Joint/Lead Manager(s) : Bear Stearns & Co Inc
                                         HSBC Securities
                                         Morgan Stanley
                         Co-Manager(s) : Citigroup
                                         Credit Suisse First Boston Corp
                                         FTN Financial
                                         Lehman Brothers
                                         Merrill Lynch & Co
                                         UBS
                         Selling Group : N/A


                                    ID : 440
                           Issuer Name : Federal Home Loan Bank
					(mat=4/18/2008)
                            Trade Date : 04/12/05
                        Selling Dealer : Nomura Securties
                Total Shares Purchased : 580,000.00
                        Purchase Price : 99.79
                    % Received by Fund : 0.019%
                        % of Issue (1) : 0.019%
        Other Participant Accounts (2) :                -
                      Issue Amount (2) :   3,000,000,000.00
          Total Received All Funds (2) :         580,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Federal Home Loan Bk
					(due 4/18/08)
                            Trade Date : 04/12/05
                 Joint/Lead Manager(s) : Citigroup
                                         Deutsche Bank Securities Inc
                                         Morgan Stanley
                         Co-Manager(s) : Barclays Capital
                                         Credit Suisse First Boston Corp
                                         FTN Financial
                                         Goldman Sachs & Co
                                         HSBC Securities
                                         JP Morgan Securities
                                         Lehman Brothers
                                         Merrill Lynch & Co
                                         Nomura Securities International
                                         UBS Securities
                         Selling Group : N/A


                                    ID : 579
                           Issuer Name : Freddie Mac (mat=8.17.2007)
                            Trade Date : 07/12/05
                        Selling Dealer : Nomura Securities
                Total Shares Purchased : 1,500,000.00
                        Purchase Price : 99.967
                    % Received by Fund : 0.050%
                        % of Issue (1) : 0.050%
        Other Participant Accounts (2) :                -
                      Issue Amount (2) :   3,000,000,000.00
          Total Received All Funds (2) :       1,500,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Freddie Mac (due (8/17/07)
                            Trade Date : 07/12/05
                 Joint/Lead Manager(s) : Banc of America Securities LLC
                                         Citigroup
                                         Deutsche Bank Securities Inc
                         Co-Manager(s) : Barclays Capital
                                         Bear Stearns & Co Inc
                                         BNP Paribas
                                         Credit Suisse First Boston Corp
                                         Greenwich Capital Markets Inc.
                                         HSBC Securities
                                         JP Morgan Securities
                                         Lehman Brothers
                                         Morgan Stanley
                                         UBS
                         Selling Group : N/A

01
                                    ID : 523
                           Issuer Name : MGM Mirage Inc. (mat=7.15.2015)
                            Trade Date : 06/09/05
                        Selling Dealer : Morgan Stanley
                Total Shares Purchased : 30,000.00
                        Purchase Price : 100.00
                    % Received by Fund : 0.006%
                        % of Issue (1) : 0.006%
        Other Participant Accounts (2) :                -
                      Issue Amount (2) :     500,000,000.00
          Total Received All Funds (2) :          30,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : MGM Mirage Inc. (due 7/15/15)
                            Trade Date : 06/09/05
                 Joint/Lead Manager(s) : Merrill Lynch & Co
                                         Morgan Stanley
                                         Citigroup
                         Co-Manager(s) : None
                         Selling Group : N/A


                                    ID : 616
                           Issuer Name : Noranda Inc. (mat 2017)
                            Trade Date : 06/02/05
                        Selling Dealer : Deutsche Bank
                Total Shares Purchased : 125,000.00
                        Purchase Price : 99.72
                    % Received by Fund : 0.050%
                        % of Issue (1) : 0.230%
        Other Participant Accounts (2) :         450,000.00
                      Issue Amount (2) :     250,000,000.00
          Total Received All Funds (2) :         575,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Noranda Inc. (due 2017)
                            Trade Date : 06/02/05
                 Joint/Lead Manager(s) : Deutsche Bank Securities Inc
                         Co-Manager(s) : Barclays Capital
                                         BNP Paribas Group
                                         Citigroup
                                         Comerica Securities
                                         Fifth Third Securities Inc
                                         HSBC Securities
                                         JP Morgan Securities
                                         Merrill Lynch & Co
                                         SG Americas Securities LLC
                                         Suntrust Capital Markets
                         Selling Group : N/A


                                    ID : 423
                           Issuer Name : Republic of Italy (mat=6.16.2008)
                            Trade Date : 04/28/05
                        Selling Dealer : Goldman Sachs
                Total Shares Purchased : 430,000.00
                        Purchase Price : 99.93
                    % Received by Fund : 0.014%
                        % of Issue (1) : 0.014%
        Other Participant Accounts (2) :                -
                      Issue Amount (2) :   3,000,000,000.00
          Total Received All Funds (2) :         430,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Republic of Italy (due 6/16/08)
                            Trade Date : 04/28/05
                 Joint/Lead Manager(s) : Deutsche Bank AG London
                                         Goldman Sachs International
                                         HSBC Bank PLC
                         Co-Manager(s) : BNP Paribas Group
                                         Citigroup Global Markets Ltd
                                         Credit Suisse First Boston (Europe)
                                         JP Morgan
                                         Lehman Brothers Intl (Europe)
                                         Merrill Lynch International Ltd
                                         Morgan Stanley & Co International
                                         UBS
                         Selling Group : N/A


                                    ID : 581
                           Issuer Name : SunGard Data Systems Inc.
                                            (due 08/15/13)
                            Trade Date : 07/27/05
                        Selling Dealer : Deutsche Bank
                Total Shares Purchased : 50,000.00
                        Purchase Price : 100.00
                    % Received by Fund : 0.003%
                        % of Issue (1) : 1.028%
        Other Participant Accounts (2) :      16,400,000.00
                      Issue Amount (2) :   1,600,000,000.00
          Total Received All Funds (2) :      16,450,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : SunGard Data Systems Inc.
                                            (due 8/15/13)
                            Trade Date : 07/27/05
                 Joint/Lead Manager(s) : Citigroup
                                         Deutsche Bank Securities Inc
                                         Goldman Sachs & Co
                                         JP Morgan Securities
                                         Morgan Stanley
                                         Banc of America Securities LLC
                         Co-Manager(s) : RBC Capital Markets
                                         BNY Capital Markets, Inc.
                         Selling Group : N/A


                                    ID : 549
                           Issuer Name : Union Pacific Railroad 2005-1
                                             (due 01/02/29)
                            Trade Date : 07/28/05
                        Selling Dealer : Morgan Stanley
                Total Shares Purchased : 500,000.00
                        Purchase Price : 100.00
                    % Received by Fund : 0.148%
                        % of Issue (1) : 0.148%
        Other Participant Accounts (2) :                -
                      Issue Amount (2) :     338,951,000.00
          Total Received All Funds (2) :         500,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Union Pacific Railroad 2005-1
                                            (due 01/02/29)
                            Trade Date : 07/28/05
                 Joint/Lead Manager(s) : Banc of America Securities LLC
                                         Citigroup
                                         Morgan Stanley
                         Co-Manager(s) : Barclays Capital
                                         BNP Paribas
                                         Daiwa Securities America Inc
                                         Wells Fargo Bank NA
                         Selling Group : N/A


                                    ID : 463
                           Issuer Name : Ventas Realty (mat=6/1/2010)
                            Trade Date : 05/26/05
                        Selling Dealer : JP Morgan
                Total Shares Purchased : 30,000.00
                        Purchase Price : 100.00
                    % Received by Fund : 0.017%
                        % of Issue (1) : 0.057%
        Other Participant Accounts (2) :          70,000.00
                      Issue Amount (2) :     175,000,000.00
          Total Received All Funds (2) :         100,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Ventas Realty (due 6/1/10)
                            Trade Date : 05/26/05
                 Joint/Lead Manager(s) : Banc of America Securities LLC
                                         JP Morgan Securities
                                         Merrill Lynch & Co
                         Co-Manager(s) : Calyon New York
                                         Citigroup
                                         Cohen & Steers Capital Advisors LL
                                         UBS
                         Selling Group : N/A


                                    ID : 453
                           Issuer Name : Ventas Realty (mat=6/1/2015)
                            Trade Date : 05/26/05
                        Selling Dealer : JP Morgan
                Total Shares Purchased : 20,000.00
                        Purchase Price : 100.00
                    % Received by Fund : 0.011%
                        % of Issue (1) : 0.060%
        Other Participant Accounts (2) :          85,000.00
                      Issue Amount (2) :     175,000,000.00
          Total Received All Funds (2) :         105,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Ventas Realty (due 6/1/15)
                            Trade Date : 05/26/05
                 Joint/Lead Manager(s) : JP Morgan Securities
                                         Merrill Lynch & Co
                         Co-Manager(s) : Banc of America Securities LLC
                                         Calyon New York
                                         Citigroup
                                         Cohen & Steers Capital Advisors LL
                                         UBS
                         Selling Group : N/A